U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                   INFORMATION REQUIRED IN THE PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]      Preliminary Proxy Statement      [_]      Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[_]      Definitive Proxy Statement

[_]      Definitive Additional Materials

[_]      Soliciting Material Pursuant to Section 240.14a-12

                            EUROWEB INTERNATIONAL CORP.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:
        ______________________________________________________________________
(2)
        Aggregate number of securities to which transaction applies:
        _______________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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        _______________________________________________________________________

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         _______________________________________________________________________

[_]     Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)      Amount Previously Paid:
         _______________________________________________________________________
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(3)      Filing Party:
         _______________________________________________________________________
(4)      Date Filed:
         _______________________________________________________________________

EUROWEB INTERNATIONAL CORP.
                                              EuroWeb Internet Szolgaltato Rt.
445 Park Avenue, New York NY  10022                       Bocskai ut. 134-146
Tel: (212) 758-9870; Fax: (212) 758-9896            H-1113 Budapest o Hungary
                                                         Tel: (+36 1) 382 3711
                                                         Fax: (+36 1) 382 3636
==============================================================================


TO THE STOCKHOLDERS OF EUROWEB INTERNATIONAL CORP.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of EuroWeb International Corp., a Delaware corporation (the "Company" or "EWEB"), will be held at 11:00 A.M. (New York time), on May 28, 2002 at the New York Helmsley Hotel, 212 East 42nd Street, 3rd Floor, New York, New York 10017, for the following purposes:

1. To elect seven (7) directors of the Company to serve until the 2003 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2. To consider and vote upon a proposal to amend and restate the Company's Certificate of Incorporation to decrease the number of authorized shares of Euroweb International Corp.'s Common Stock from 60,000,000 to 12,500,000 (the text of the Restated Certificate of Incorporation of Euroweb International Corp., as amended by the proposed amendment, is attached hereto as Appendix A to the accompanying Proxy Statement).

3. To ratify the selection of KPMG Hungaria Kft. as our independent auditors for the fiscal year ending December 31, 2002; and

4. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Only stockholders who own shares of our common stock at the close of business on April 10, 2002 are entitled to notice of and to vote at the annual meeting. You may vote your shares by:
    - marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope;
    - dialing the toll free number on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone; or
    - casting your vote via the Internet at the website shown on the enclosed proxy card.

You may also vote in person at the annual meeting, even if you use one of the three options listed above.

We have enclosed with this Notice of Annual Meeting, a proxy statement, a form of proxy and a copy of our annual report, as amended, to stockholders. Our annual report is not a part of this proxy statement.

                                    By Order of the Board of Directors,

                                    /s/Frank R. Cohen
                                    ------------------------------------------
                                    Frank R. Cohen
                                    Chairman of the Board
New York, New York
April 17, 2002

EUROWEB INTERNATIONAL CORP.
                                              EuroWeb Internet Szolgaltato Rt.
445 Park Avenue, New York NY  10022                       Bocskai ut. 134-146
Tel: (212) 758-9870; Fax: (212) 758-9896            H-1113 Budapest o Hungary
                                                         Tel: (+36 1) 382 3711
                                                         Fax: (+36 1) 382 3636
==============================================================================

                                                             April 17, 2002
-------------------------------------------------------------------------------
             PROXY STATEMENT FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

-------------------------------------------------------------------------------

     Your vote is very important. For this reason, our board of directors is soliciting proxies to be used at our May 28, 2002 annual meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and complete, date and sign and return the enclosed proxy in the enclosed postage-paid envelope.

     This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about April 17, 2002. Our annual report is not a part of this proxy statement.




-------------------------------------------------------------------------------
                      INFORMATION ABOUT THE ANNUAL MEETING
-------------------------------------------------------------------------------

WHEN IS THE ANNUAL MEETING?

     May 28, 2002, 11:00 a.m. Eastern Daylight Time.

WHERE WILL THE ANNUAL MEETING BE HELD?

     The meeting will be held at the New York Helmsley Hotel, 212 East 42nd Street, 3rd Floor, New York, New York 10017.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

     You will be voting on the following matters:

     1. ELECTION OF DIRECTORS. To elect seven directors to serve until the 2003 Annual Meeting of stockholders or until their successors are duly elected and qualified;

     2. AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION.

     3. RATIFICATION OF AUDITORS. To ratify the selection of KPMG Hungaria Kft. ("KPMG") as independent auditors of the Company for the fiscal year ending December 31, 2002; and

     4. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

WHO CAN VOTE?

     Only holders of record of our common stock at the close of business on April 10, 2002 will be entitled to notice of and to vote at the annual meeting and any adjournments of the annual meeting. You are entitled to one vote for each share of common stock held on that date. On April 10, 2002, there were 4,665,332 shares of our common stock outstanding and entitled to vote, which does not include 175,490 treasury shares which are owned by the Company and are not entitled to vote at the Stockholders Meeting.

     KPN Telecom B.V., a Netherlands limited liability company ("KPN") is the beneficial owner of 2,461,014 common stock shares, approximately 52% of the outstanding voting power of the Company's shares. Accordingly, KPN has the power to elect the Board's seven nominees for director or to elect its own slate of directors, to approve or disapprove the proposal to amend and restate the Certificate of Incorporation, and to approve or disapprove the appointment of KPMG as auditors.

     YOUR BOARD OF DIRECTORS (WITH THE TWO KPN NOMINEES ABSTAINING) HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN. ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTORS NAMED HEREIN, THE AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION AND THE RATIFICATION OF THE APPOINTMENT OF KPMG AS AUDITORS.


HOW DO I VOTE BY PROXY?

     You may vote your shares by:

     - VOTING BY MAIL. You may vote by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. Proxies should not be sent by the stockholder to EWEB, but to Automatic Data Processing, Inc. - Investor Communication Services, at 51 Mercedes Way, Edgewood, New York 11717. A pre-addressed, postage-paid envelope is provided for this purpose.

     - VOTING BY TELEPHONE. You may vote by telephone by dialing the toll free number on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone. Telephone voting is available 24 hours a day. If you vote by telephone you should not return your proxy card.

     - VOTING VIA THE INTERNET. You may vote via the Internet by visiting the website shown on the enclosed proxy card. Internet voting is also available 24 hours a day. If you vote via the Internet you should not return your proxy card.

     If you return your signed proxy card or vote by phone or the Internet before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees or (3) all of the nominees except those you designate. For each other item of business, you may vote FOR" or "AGAINST" or you may "ABSTAIN" from voting.

     If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

     - "FOR" the election of all of our nominees for directors;

     - "FOR" the amendment and restatement of the Certificate of Incorporation.

     - "FOR" the ratification of KPMG Hungaria Kft. as our independent auditors.

     If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

     You can change or revoke your proxy at any time before it is voted at the annual meeting by:

     1. Submitting another proxy by mail, telephone or internet with a more recent date than that of the proxy first given;

     2. Sending written notice of revocation to our secretary; or

     3. Attending the annual meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

     One-third of the outstanding shares of EWEB common stock entitled to vote at the annual meeting, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the annual meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

     o Directors nominees are elected by a plurality of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

     o The ratification of the director's selection of KPMG Hungaria Kft. as the Company's independent auditors will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

     o The proposal to amend and restate the Company's Certificate of Incorporation to decrease the number of authorized shares will require the affirmative vote of at least a majority of the Company's outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company's Certificate of Incorporation.


WHO PAYS FOR THE SOLICITATION OF PROXIES?

     We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING DUE?

     Any stockholder proposals for the 2003 annual meeting must be received by us, directed to the attention of the Company's secretary, Frank R. Cohen, 445 Park Avenue 15th Floor, New York NY 10022, no later than December 17, 2002. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.




------------------------------------------------------------------------------
                        PROPOSAL 1: ELECTION OF DIRECTORS
                           (ITEM 2 ON THE PROXY CARD)
------------------------------------------------------------------------------

     At the Meeting, seven (7) directors are to be elected. Pursuant to the Company's By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. The stockholders will be asked to elect the seven (7) incumbent directors. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Messrs. Frank R. Cohen, Robert Genova, Csaba Toro, Marten Pieters, Rob van Vliet, Gerald Yellin and Robert Volkman (collectively, the "Nominees"). If any of the Nominees becomes unavailable for any reason, which event is not anticipated, the shares represented by the enclosed proxy will be voted for such other person designated by the Board.

     Vote required: Directors must be elected by a plurality of all votes cast at the meeting. Votes withheld for any director will not be counted. Voting by the Proxies: The Proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in the Proxy Statement. Although the Company knows of no reason why the nominees would not be able to serve, if a nominee were not available for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected as permitted by our Bylaws. General Information about the Nominees and Other Directors: The following information regarding the Nominees, their occupations, employment history and directorships in certain companies is as reported by the respective Nominees.

     Frank R. Cohen, age 81, is Chief Financial Officer, and has been a Director and Secretary of the Company since its inception in 1992, and has been Chairman of the Board since February 6, 1997. Mr. Cohen has been an attorney at law in the City of New York since 1946.

     Robert Genova, age 60, has been a Director, President and Treasurer of the Company from September 1998 to October 1999. Since October 1999 Mr. Genova has held the position of Chief Executive Officer and President of the Company. Prior to holding such positions with the Company, Mr. Genova had been a management and financial consultant to the Company since 1992 and to other companies since 1990.

     Csaba Toro, age 36, has been Vice President of the Company since September 1998, and has also been the Company's International Managing Director (COO) of all European Operations since October 1999. In February 2001, he also became COO of Pantel and was promoted to CEO in February 2002. From 1997 to 1999, Mr. Toro was managing director of the Company's Hungarian subsidiary. Prior thereto, since 1994, he was managing director of ENET Kft., which company was acquired by the Company in 1997.

     Marten Pieters, age 49, has been a Director of the Company since February 2000. Mr. Pieters is also a member of KPN's Board of Management and, in such capacity, is responsible for KPN's international activities in Europe and the United States. He has also been on the Supervisory Board of KPNQwest, a facilities-based, pan-European provider of datacentric IP protocol-based services, since 1999. Mr. Pieters currently holds seats on the supervisory boards of various operators including Cesky Telecom and Xantic.

     Rob van Vliet, age 47, has been a Director of the Company since May 2000. Mr. van Vliet is since 1998 responsible within KPN for the international IP/data activities as developed in KPNQwest and Euroweb. Mr. van Vliet currently holds a seat on the board of PanTel. Since March 1, 2002 he became CEO of Vision Networks Holdings with cable TV operations in Poland and the Czech Republic. During the period from November 1998 until January 2000 he was also a member of the Supervisory Board of Planet Internet, a consumer ISP in Belgium. From 1993 until 1998 Mr. van Vliet was active as Project Director for KPN's international acquisitions in Central and Eastern Europe.

     Gerald Yellin, age 67, has been a Vice-President of the investment banking firm of Bear Stearns & Company, Inc. since 1975.

     Robert Volkman, age 51, is a Certified Public Accountant licensed by the State of New York and has been practicing in the New York area since 1974. Mr. Volkman is currently the managing partner of Volkman & Company, CPA's.

     Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors.

ROLE OF THE BOARD

     Pursuant to Delaware law, our business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of EWEB, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2001 BOARD MEETINGS

     In 2001, the board met 5 (five) times. No director attended less than 75% of all of the combined total meetings of the board and the committees on which they served in 2001.

BOARD COMMITTEES

     The Company's board of directors has two standing committees, an Audit Committee and a Compensation Committee. The Company does not have a nominating or similar committee. Please refer to Annexes 1 and 2 to this Proxy Statement for additional information regarding the role, membership and activities of the Company's Audit Committee and Compensation Committee during the year ended December 31, 2001.


     ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED ABOVE UNLESS YOU SPECIFY OTHERWISE. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS.

------------------------------------------------------------------------------

                PROPOSAL 2: TO CONSIDER AND VOTE UPON A PROPOSAL
                       TO AMEND AND RESTATE THE COMPANY'S
                          CERTIFICATE OF INCORPORATION
                           (ITEM 2 ON THE PROXY CARD)

      To decrease the number of authorized shares of Euroweb International
               Corp.'s Common Stock from 60,000,000 to 12,500,000
------------------------------------------------------------------------------

     On March 18, 2002, the Board of Directors unanimously adopted a resolution approving, and recommending to the Company's Stockholders for their approval, a Restated and Amended Certificate of Incorporation that would decrease the number of authorized shares of Common Stock from 60,000,000 to 12,500,000 shares. The text of the Restated and amended Certificate of Incorporation, as amended by this proposed amendment is attached hereto as Appendix A hereto and the description thereof set forth below is qualified in its entirety by reference to such text. The proposed amended and restated Certificate of Incorporation would replace the existing Certificate of Incorporation in its entirety.

     The purpose of the proposed resolution of the Board of Directors is to reduce its Delaware Annual Franchise Tax, which is in part based upon the number of authorized shares, and which amounted to $72,183 in 2001. By reducing the Company's number of authorized shares, the Company will reduce its Delaware Franchise Tax to under $15,000 in the future.

     As of April 10, 2002, the Company had a total of 4,840,822 shares of Common Stock issued and outstanding. The Company has also reserved an aggregate of 317,500 shares to cover outstanding Management Options, Stock Option Plan and outstanding Warrants.

     Since the Company does not contemplate to make new acquisitions involving any issuance of additional shares of Common Stock in the foreseeable future, the Board of Directors believes that the 12,500,000 authorized shares would be more than adequate for any future needs of the Company, and that the reduction is in the best interests of the Company and its Stockholders.

     In the case the Company would need to increase its number of authorized shares in the future, the Company can amend the Restated Certificate of Incorporation, by proposing an increase to the shareholders and the Company will state the reasons for doing so. The shareholders will then have the opportunity to consider and to vote on the proposal for an increase in the number of authorized shares.

     The Board of Directors recommends that stockholders vote "FOR" approval of the proposal to amend AND RESTATE the Company's Certificate of Incorporation to DEcrease the number of authorized shares of the Company's Common STOCK from 60,000,000 to 12,500,000.

------------------------------------------------------------------------------
         PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------------

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of KPMG Hungaria KFT. as independent auditors of the Company for the year ending December 31, 2002, subject to ratification of the appointment by the Company's stockholders. A representative of KPMG Hungaria Kft. is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

     Additional information regarding the independence of KPMG Hungaria Kft. and the amount of audit and other fees paid by the Company to KPMG Hungaria Kft. are disclosed in Annex 1.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG HUNGARIA KFT. AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

-------------------------------------------------------------------------------
             BENEFICIAL OWNERSHIP OF EWEB COMMON STOCK OF PRINCIPAL
                     STOCKHOLDERS, DIRECTORS AND MANAGEMENT
-------------------------------------------------------------------------------

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                                   Shares
Name and Address                   Beneficially Owned (1)   Percent Owned (1)
-------------------------------    ---------------------   -------------------
KPN Telecom B.V.                   2 ,461,014               52%
Maanplein 5
The Hague, The Netherlands

Frank R. Cohen                     105,000 (2)              2.23%
445 Park Avenue
New York, NY 10022

Robert Genova                      121,600 (3)              2.58%
CSM 65, West Main Street
Chester, NJ 07930

Csaba Toro                         97,000(4)                2.05%
1122 Budapest
Varosmajor utca 13
Hungary

Marten Pieters                      0                        0
KPN Telecom B.V.
Maanplein 5
The Hague, The Netherlands
                                    0                        0
Rob van Vliet KPN Telecom B.V.
Maanplein 5
The Hague, The Netherlands

Gerald Yellin                       0                        0
500 E. 83rd Street
New York, NY 10028

Robert Volkman                      0                        0
60 E. 42nd Street
New York, NY 10165

All Officers and Directors as a    323,600                  6.84%
Group (7 Persons)

----------------------------
(1) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person has the right to acquire within 60 days after April 10, 2002. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on April 10, 2002 any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership for such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2)Mr. Cohen owns, directly or indirectly, 2.23% of the issued and outstanding shares of the Company. Mr. Cohen owns 2,000 shares directly and has options to purchase 103,000 shares.
(3)Mr. Genova owns, directly or indirectly, 2.58% of the issued and outstanding shares of the Company. Mr. Genova owns 27,600 shares directly and has options to purchase 94,000 shares.
(4)Mr. Toro owns, directly or indirectly, 2.05% of the issued and outstanding shares of the Company represented by options to purchase 97,000 shares.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more then 10 percent of the Company's Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Specific due dates for such reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal 2001. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 2001, there was no failure to comply with Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders.



POLICY WITH RESPECT TO SECTION 162(m)

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 2001 approaching $1 million, and the Company does not believe that any executive officer's compensation is likely to exceed $1 million in 2002, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long term compensation of the Company's Chief Executive Officer and Chief Financial Officer, the latter being the only executive officers of the Company whose annual salary and bonus exceeds $100,000, during the Company's 1999, 2000 and 2001 fiscal years:



                             ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                             ------------------------------------   ----------------------------------------------------------
                                                                    Restricted     Number of
                                                      Bonus and     Stock Award(s) Securities
                              Year Ended              Other Annual                 Underlying
Name and Principal Position   December 31, Salary ($) Salary ($)     ($)           Options/SARs (#)  All Other Compensation ($)

Frank R. Cohen                2001         200,000    --             --             103,000            --
Chairman of the Board
                              2000         200,000    --             --             103,000            --
Secretary
                              1999         200,000    --             --             103,000            --
Treasurer (C.F.O.)

Robert Genova                 2001         350,000    --             --              94,000            --
President                     2000         350,000    --             --              94,000            --
Chief Executive Officer       1999         350,000    --             --              94,000            --


The following tables set forth the information concerning individual grants of stock options and appreciation rights during the last fiscal year to each of the Company's executive officers named above.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     There were no grants of Stock Options/SAR made to the named Executives during the fiscal year ended December 31, 2001.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION/SAR
VALUES


Name        Number of Shares  Value         Number of Securities Underlying     Value of Unexercised In-the-Money
            Acquired on       Realized ($)  Unexercised Options at Fiscal Year  Options at Fiscal Year End *
            Exercise (#)                    End (#)
                                            Exercisable/Unexercisable           Exercisable/Unexercisable
Robert Genova   - 0 -           - 0 -       94,000/0                            $0.00
Frank R. Cohen  - 0 -           - 0 -       103,000/0                           $0.00

* Fair market value of underlying securities (calculated by subtracting the exercise price of the options from the closing price of the Company's Common Stock quoted on the Nasdaq as of December 31, 2001), which was $1.81 per share.

EMPLOYMENT AND MANAGEMENT AGREEMENTS

     The Company entered into six-year agreements with its Chairman of the Board, Frank R. Cohen ("Cohen"), its President, Robert Genova ("Genova") and its Vice President, Csaba Toro ("Toro") on October 18, 1999, commencing January 1, 2000. The agreements provide for annual compensations of $200,000, $350,000 and $96,000 for the Chairman of the Board, President and Vice President of the Company, respectively, and terminate on December 31, 2005.

     The agreements further provide that, if employment is terminated other than for willful breach by the employee, or for cause or in event of a change in management of the Company, then the employee has the right to terminate the agreement. In the event of any such termination, the employee will be entitled to receive the payment due on the balance of his employment agreement.

     The Company has no pension or profit sharing plan or other contingent forms of remuneration with any officer, director, employee or consultant.

     There were no changes in the Employment and Management Agreements in the last fiscal year.

DIRECTOR COMPENSATION

     Directors who are also officers of the Company are not separately compensated for their services as a director.

     Directors who are not officers receive cash compensation for their services: $2,000 at the time of agreeing to become a Director; $2,000 for each Board Meeting attended either in person or by telephone; and $1,000 for each Audit Committee Meeting attended either in person or by telephone. Non-employee directors are reimbursed for their expenses incurred in connection with attending meetings of the Board or any committee on which they serve and are eligible to receive awards under the Company's 1993 Stock Option Plan (described below). No stock option awards were made to non-employee directors as of April 17, 2002.

STOCK OPTION PLAN

     The Company's 1993 Stock Option Plan (the "Plan") permits the grant of options to employees of the Company, including officers and directors, who are serving in such capacities. An aggregate of 134,000 shares of Common Stock are authorized for issuance under the Plan. At December 31, 2001, 44,500 options were available under the Plan. The Plan provides that qualified and non-qualified options may be granted to officers, directors, employees and consultants to the Company for the purpose of providing an incentive to those persons to work for the Company. No options were granted to any officers, directors or employees of the Company during the year ended December 31, 2001.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 1999, the Company loaned Mr. Toro $150,000 for the purpose of purchasing an apartment condominium in Budapest. The loan bears interest at the rate of 11 1/2% per annum and is secured both by Mr. Toro's employment contract and by a lien on the property. Mr. Toro repaid the loan in full in 2001.

     Management believes that the transaction with Mr. Toro was made on terms no less favorable to the Company than those available from unaffiliated parties. It is intended that any future transactions with officers, directors and affiliates of the Company will be made on terms no less favorable to the Company than those available from unaffiliated parties.

ANNUAL REPORT ON FORM 10-KSB

     The Company will provide upon request and without charge to each stockholder receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, including the financial statements and financial statement schedule information included therein, as filed with the SEC.

OTHER BUSINESS

     The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the person or persons acting under the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                       By Order of the Board of Directors


                                   /s/Frank R. Cohen
                                   --------------------
                                   Frank R. Cohen
                                   Chairman of the Board

Dated: April 17, 2002
New York, New York

                                                                       ANNEX 1

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Membership and role of the Audit Committee

     The Audit Committee of the board of directors reviews the internal accounting procedures of the company and consults with and reviews the services provided by our independent accountants. During 2001, the audit committee consisted of Messrs. Frank R. Cohen, Gerald Yellin and Jerome Volkman. The Audit Committee held one meeting in 2001. Mr. Jerome Volkman died on February 13, 2002 and will be replaced by at the annual meeting on May 28, 2002 by a director who is will qualify as "independent" for purposes of the National Association of Securities Dealers' listing standards.

     As at December 31, 2001 a majority of the members of the Audit Committee (Messr.s. Yellin and Volkman) were "independent" for purposes of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors which is included in the Company's Proxy Statement dated April 18, 2001.

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Committee monitors these processes.

     Review of the Company's audited financial statements for the fiscal year ended December 31, 2001

     In this context, the Committee met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

     In addition, the Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.
                                       13

Audit Fees

     For the fiscal year ended December 31, 2001, the aggregate fees billed by KPMG Hungaria for the audit of the Company's financial statements for such fiscal year and for the reviews of the Company's interim financial statements was $130,000.

Financial Information Systems Design and Implementation Fees

     For the fiscal year ended December 31, 2001 KPMG Hungaria rendered no information technology services to the Company relating to financial systems design and implementation, and no fees were billed by KPMG Hungaria to the Company for any such services.

All other fees

     The Company paid KPMG Hungaria, its principal accountant, $17,900 for all other services for fiscal 2001, of which $3,300 were related primarily to non-audit and quarterly review services for the year for taxation and other assurance-related issues, and $14,600 were related to legal advice from KPMG affiliated firms provided to Euroweb Slovakia, a subsidiary of the Company.

Auditor Independence

     The Audit Committee has considered whether, and has determined that, the provision of services described under "All Other Fees" was compatible with maintaining the independence of KPMG Hungaria as the Company's principal accountants.


                         MEMBERS OF THE AUDIT COMMITTEE

                /s/ Gerald Yellin         /s/ Frank R. Cohen
                -----------------         ------------------
                  Gerald Yellin             Frank R. Cohen

                                                                   ANNEX 2


         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION



     The Compensation Committee of the board of directors i) reviews and recommends to the board the compensation and benefits of our executive officers;
ii) administers our stock option plans and employee stock purchase plan; and
iii) establishes and reviews general policies relating to compensation and employee benefits.

     In 2001, the compensation committee consisted of Messrs. Frank R. Cohen, Marten Pieters and Rob van Vliet. No interlocking relationships exist between the board of directors or compensation committee and the board of directors or compensation committee of any other company. During the past fiscal year the Compensation Committee had one (1) meeting and decided that the base salaries of the Company's executive officers would remain the same for the year 2001. The Compensation Committee further decided that there will be no incentive bonuses or stock options for executive officers for the year ended December 31, 2001.


                      MEMBERS OF THE COMPENSATION COMMITTEE



     /s/ Rob van Vliet        /s/ Frank R. Cohen         /s/ Marten Pieters
     -----------------        ------------------         ------------------
  Rob van Vliet, Chairman       Frank R. Cohen             Marten Pieters

                                                                   APPENDIX A

                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                           EUROWEB INTERNATIONAL CORP.

                Under Section 245 of the General Corporation Law


           The undersigned, Chairman of the Board of Directors of the corporation, does hereby certify as follows:

     FIRST: The name of the corporation is:

                           EUROWEB INTERNATIONAL CORP.

     SECOND: The date it filed its Certificate of Incorporation with the Secretary of State is October 27, 1992.

     The name under which the corporation was originally incorporated is:
HUNGARIAN INFRASTRUCTURE DEVELOPMENT CORP.

     THIRD: The Certificate of Incorporation is hereby amended and restated.

     FOURTH: The text of the Certificate of Incorporation, as amended heretofore, is hereby restated and further amended to read as herein set forth in full:
                          "Certificate of Incorporation

                                       Of

                           EUROWEB INTERNATIONAL CORP.

     FIRST: The name of the corporation is:

                           EUROWEB INTERNATIONAL CORP.

     SECOND: The address of the initial registered and principal office of this corporation in this state is c/o United Corporate Services, Inc., 15 East North Street, in the City of Dover, County of Kent, State of Delaware 19901 and the name of the registered agent at said address is United Corporate Services, Inc.

     THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the corporation laws of the State of Delaware.
                                       16

     FOURTH: The total number of shares of all classes of stock which the corporation is authorized to issue is seventeen million five hundred thousand (17,500,000), consisting of five million (5,000,000) shares of preferred stock, par value one-tenth of one cent ($.001) per share (the"Preferred Stock"), and twelve million five hundred thousand (12,500,000) shares of common stock, par value one-tenth of one cent ($.001) per share (the"Common Stock").

     Each issued and outstanding share of Common Stock shall entitle the holder of record thereof to one vote.

     The Preferred Stock may be issued in one or more series as may be determined from time to time by the Board of Directors. All shares of any one series of Preferred Stock will be identical except as to the date of issue and the date from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, the designations, preferences, and the relative, participating, optional or mandatory rights to redemption, conversion or exchange or other special qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law.

     FIFTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation, and for further definition, limitation and regulation of the powers of the corporation and of its directors and stockholders:

     (1) The number of directors of the corporation shall be such as from time to time shall be fixed by, or in the manner provided in the by-laws. Election of directors need not be by ballot unless the By-laws so provide.

     (2) The Board of Directors shall have power without the assent or vote of the stockholders:

              (a) To make, alter, amend, change, add to or repeal the By-laws of the corporation; to fix and vary the amount of capital to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.


              (b)To determine from time to time whether, and to what times and places, and under what conditions the accounts and books of the corporation (other than the stock ledger) or any of them, shall be open to the inspection of the stockholders.

     (3) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders, at any meeting of the stockholders called for the purpose of considering any such act or contract, or through a written consent in lieu of a meeting in accordance with the requirements of the General Corporation Law of Delaware as amended from time to time, and any contract or act that shall be so approved or be so ratified by the vote of the holders of a majority of the stock of the corporation which is represented in person or by proxy at such meeting, (or by written consent whether received directly or through a proxy) and entitled to vote thereon (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the corporation and upon all the stockholders as though it had been approved, ratified, or consented to by every stockholder of the corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.
                                       17

     (4) In addition to the powers and authorities herein before or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any by-laws from time to time made by the stockholders; provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.


    SIXTH: No director shall be liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (1) a breach of the director's duty of loyalty to the corporation or its stockholders, (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) liability under Section 174 of the Delaware General Corporation Law or (4) a transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the corporation's directors to the corporation or its stockholders to the fullest extent permitted by Section 102 (b)(7) of the Delaware General Corporation Law, as amended from time to time. The corporation shall indemnify to the fullest extent permitted by Sections 102 (b)(7) and 145 of the Delaware General Corporation Law, as amended from time to time, each person that such Sections grant the corporation the power to indemnify.

     SEVENTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation , as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and /or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     EIGHTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power."

     NINTH: The restated certificate was adopted by the Board of Directors and authorized by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon at a meeting of shareholders pursuant to Section 222 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, I hereunto have signed my name this ___ day of ________, 2002.


                           EUROWEB INTERNATIONAL CORP.


                                                    /s/ FRANK R. COHEN
                                                        --------------
                                                    Frank R. Cohen
                                                    Chairman of the Board
                                       18

                                     PROXY
                           EUROWEB INTERNATIONAL CORP.
                   ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD
                                  MAY 28, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints ROBERT GENOVA and FRANK R. COHEN, and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on May 28, 2002, at 11:00 A.M., local time, at the New York Helmsley Hotel, 212 East 42nd Street, 3rd Floor, New York, New York 10017, or at any adjournments or postponements thereof.

     Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR AND EACH OF THE LISTED PROPOSALS.

     (1)The election as directors of all nominees listed below to serve until the 2002 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

   Nominees:
01) FRANK R. COHEN   02) ROBERT GENOVA   03) CSABA TORO
04) MARTEN PIETERS   05) ROB VAN VLIET   06) GERALD YELLIN   07) ROBERT VOLKMAN

   FOR ALL |_|              WITHHOLD ALL |_|                FOR ALL EXCEPT|_|

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

-----------------------------

     (2) The amendment and restatement of the Company's Certificate of Incorporation to decrease the number of authorized shares of Euroweb International Corp.'s Common Stock from 60,000,000 to 12,500,000.

    FOR|_|                 AGAINST|_|                         ABSTAIN|_|

     (3) Ratification of the appointment of KPMG HUNGARIA Kft. as auditors of the Company for the fiscal year ending December 31, 2002.

    FOR|_|                 AGAINST|_|                          ABSTAIN|_|

     The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for the listed proposals. If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders for fiscal year ended December 31, 2001.

     NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

 Signature (Please sign within the box) [ ________ ] DATE:     _______, 2002
 Signature (Joint owners)               [_________ ]  DATE:    _______, 2002

                                       19